                                                                    EXHIBIT 10.3

             AGREEMENT OF TERMINATION OF THE SHAREHOLDERS' AGREEMENT

This Agreement of Termination of the Shareholders' Agreement ("Termination Agreement"), dated as of this ____ day of November, 2001 (the "Effective Date"), is made by and among Healthaxis Inc., a Pennsylvania corporation (the "Company"), UICI, a Delaware corporation ("UICI"), Michael Ashker, a Texas resident ("Ashker"), and Alvin H. Clemens, a Pennsylvania resident ("Clemens") (collectively, the "Parties", and each, a "Party").

                                    RECITALS

WHEREAS, as a condition to the consummation of the Amended and Restated Agreement and Plan of Merger, dated as of October 26, 2000, each of the Company, UICI, Ashker and Clemens entered into that certain Shareholders' Agreement dated as of January 26, 2001, which terminated that certain Shareholders' Agreement dated January 7, 2000, by and among Healthaxis.com, Inc., the Company, UICI and other parties thereto; and

WHEREAS, the Parties mutually agree that it is in the best interests of the Company, UICI, Ashker and Clemens to now terminate the Shareholders' Agreement dated as of January 26, 2001, provided that UICI agrees to enter into that certain Proxy Agreement dated as of November 7, 2001; and

WHEREAS, the Shareholders' Agreement provides that the Shareholders' Agreement may be terminated upon the written agreement of each of the Parties thereto.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

I. TERMINATION. Pursuant to Section 6 of the Shareholders' Agreement, the Shareholders' Agreement shall terminate upon the written agreement of each of the parties thereto. The Parties hereby agree to terminate the Shareholders' Agreement upon the Effective Date of this Termination Agreement.

II. UICI Proxy. UICI hereby agrees to enter into that certain Proxy Agreement dated November 7, 2001, whereby in the event the Amended and Restated Voting Trust Agreement dated January 26, 2001, is terminated, then a proxy is granted to the majority of the Board of Directors for the sole purpose of electing nominees to the Board of Directors of Healthaxis Inc., subject to the terms and conditions of the Proxy Agreement.

III. REPRESENTATION AND WARRANTY. Each Party hereto represents and warrants that it has not assigned or transferred any rights or obligations under the Shareholders' Agreement to any other party.

IV. AMENDMENTS AND WAIVERS. The provisions of this Termination Agreement may be amended or waived only upon the written agreement of each of the Parties.

V. COUNTERPARTS. This Termination Agreement may be executed in several counterparts, each of which when fully executed shall be an original, and all such counterparts taken together shall be deemed to constitute one and the same agreement. Delivery of any signature page via telecopy or other electronic facsimile transmission shall be deemed equivalent to physical delivery of the original signature page. Any signature page of any counterpart hereof, whether bearing an original signature or an electronic facsimile transmission of a signature, may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


     UICI
                                            By:      _________________________
                                                     Gregory T. Mutz
                                                     President & CEO

     HEALTHAXIS INC.

                                            By:      _________________________
                                                     James W. McLane
                                                     Chairman, President & CEO.


     MICHAEL ASHKER
                                             By:     _________________________
                                                     Michael Ashker


     ALVIN H. CLEMENS
                                             By:     _________________________
                                                     Alvin H. Clemens




                                       2